                                                                Exhibit 23.1
                                                                ------------


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into The Horn & Hardart Company's (predecessor to Hanover Direct, Inc.) previously filed Registration Statement File Nos. 33-66394, 33-58760, 33-58756, 33-58758, 33-52687, 33-52059, 33-52061,
2-94286 and 2-92383.




                                                ARTHUR ANDERSEN LLP


New York, New York
February 21, 1995